独家购买权合同
Exclusive Option Agreement

本独家购买权合同（下称“本合同”）由以下各方于2010年3月25日在中国黑龙江省齐齐哈尔市签订：
This Exclusive Option Agreement (this “Agreement”) is executed by and among the following Parties on March 25th, 2010 in Qiqihar, Heilongjiang Province, China:

甲方：	齐齐哈尔德利企业管理咨询有限公司，一家按照中华人民共和国（“中国”）法律成立和存在的有限责任公司，地址为黑龙江省齐齐哈尔市富拉尔基区
Party A:
Qiqihar Deli Enterprise Management Consulting Co., Ltd., a limited liability company organized and existing under the laws of the People’s Republic of China (“China”), with its address at Fulaerji District, Qiqihar, Heilongjiang province, China.

乙方：	张立，一位中华人民共和国（“中国”）公民，其身份证号码：230206196306301914
刘玉华，一位中华人民共和国（“中国”）公民，其身份证号码：230206196410071346及
Party B:	Zhang Li, a citizen of the People’s Republic of China (“China”) with Identification Card No.: 230206196306301914
Liu Yuhua, a citizen of the People’s Republic of China (“China”) with Identification Card No.: 230206196410071346 and

丙方：	齐齐哈尔市富尔农艺有限公司，一家依照中国法律设立和存在的有限责任公司，地址为黑龙江省齐齐哈尔市富拉尔基区科研办事处开发区内纬二路北
Party C:
Qiqihar Fuer Agronomy Inc., a limited liability company organized and existing under the laws of China, with its address at North Neiwei Road 2, R&D Regional, Fulaerji District, Qiqihaer, Heilongjiang Province

在本合同中，甲方、乙方和丙方以下各称“一方”，合称“各方”。
In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：
Whereas:

1.	乙方合计持有丙方100%的股权权益；
Party B holds 100% of the equity interests in Party C in total;

2.	甲方与乙方于2010年3月25日签订了一份《借款协议》（下称“借款协议”）及《独家业务合作协议》（下称“独家业务合作协议”）。
Party A and Party B executed a Loan Agreement (the “Loan Agreement”) and an Exclusive Business Cooperation Agreement (the “Exclusive Business Cooperation Agreement”) on March 25th, 2010.

现各方协商一致，达成如下协议：
Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	股权买卖
Sale and Purchase of Equity Interest

1.1	授予权利
Option Granted

鉴于甲方向乙方独家提供技术及业务咨询服务，并向乙方股东提供公司发展资金，乙方在此不可撤销地授予甲方在中国法律允许的前提下，按照甲方自行决定的行使步骤，并按照本合同第1.3条所述的价格，随时一次或多次从乙方购买或指定一人或多人(各称为“被指定人”)从乙方购买其所持有的丙方的全部或部分股权的一项不可撤销的专有权(“股权购买权”)。除甲方和被指定人外，任何第三人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方向甲方授予股权购买权。本款及本合同所规定的“人”指个人、公司、合营企业、合伙、企业、信托或非公司组织。
In consideration of the technical and consulting service provided by Party A, and the fund provided to the shareholders of Party B for coroperation development, Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole at Party A's sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2	行使步骤
Steps for Exercise of Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向乙方发出书面通知(“股权购买通知”)，股权购买通知应载明以下事项：(a)甲方关于行使股权购买权的决定；(b)甲方拟从乙方购买的股权份额(“被购买的股权”) ；和(c) 被购买的股权的购买日/转让日。
Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A's decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests.

1.3	股权买价
Equity Interest Purchase Price

除非甲方行权时中国法律要求评估外，被购买的股权的买价(“股权买价”)应是相当于乙方就被购买的股权所缴纳的丙方的实际注册资本出资额，或当时中国法律允许的最小金额。
Unless an appraisal is required by the laws of China applicable to the Equity Interest Purchase Option when exercised by Party A, the purchase price of the Optioned Interests (the “Equity Interest Purchase Price”) shall equal the actual capital contributions paid in the registered capital of Party C by Party B for the Optioned Interests, or the minimum price allowed by the applicable laws of China.

1.4	转让被购买股权
Transfer of Optioned Interests

甲方每次行使股权购买权时：
For each exercise of the Equity Interest Purchase Option:

1.4.1	乙方应促使丙方及时召开股东会会议，在该会议上，应通过批准乙方向甲方和/或被指定人转让被购买的股权的决议；
Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B's transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2	乙方应与甲方和/或 (在适用的情况下)被指定人按照本合同及股权购买通知的规定，为每次转让签订股权转让合同；
Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.3
有关各方应签署所有其他必要合同、协议或文件，取得全部必要的政府执照和许可，并采取所有必要行动，在不附带任何担保权益的情况下，将被购买的股权的有效所有权转移给甲方和/或被指定人并促使甲方和/或被指定人成为被购买的股权的登记在册所有人。为本款及本合同的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本合同、乙方股权质押合同项下产生的任何担保权益。本款及本合同所规定的“乙方股权质押合同”指甲方、乙方和丙方于本合同签署之日签订的《股权质押合同》（下称“股权质押合同”），根据股权质押合同，乙方为担保丙方能履行丙方与甲方签订的独家业务合作协议项下的义务，而向甲方质押其在丙方的全部乙方股权。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B's Share Pledge Agreement. “Party B's Share Pledge Agreement” as used in this Section and this Agreement shall refer to the Share Pledge Agreement (“Share Pledge Agreement”) executed by and among Party A, Party B and Party C as of the date hereof, whereby Party B pledges all of its equity interests in Party C to Party A, in order to guarantee Party C’s performance of its obligations under the Exclusive Business Corporation Agreement executed by and between Party C and Party A.

1.5	付款
Payment of the Equity Interest Purchase Price

鉴于在借款协议中已约定乙方转让其在丙方的股权所取得的任何收益，均应用于乙方根据借款协议向甲方偿还贷款，因此，当甲方行使股权购买权时，甲方可以选择通过取消乙方所欠甲方的借款来支付股权买价，此时，甲方无需再向乙方支付额外的股权买价。
The Parties have agreed in the Loan Agreement that any proceeds obtained by Party B through the transfer of its equity interests in Party C shall be used for repayment of the loan provided by Party A in accordance with the Loan Agreement. Accordingly, upon exercise of the Equity Interest Purchase Option, Party A may elect to make payment of the Equity Interest Purchase Price through cancellation of the outstanding amount of the loan owed by Party B to Party A, in which case Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B.

2.	承诺
Covenants

2.1	有关丙方的承诺
Covenants regarding Party C

乙方（作为丙方的股东）和丙方在此承诺：
Party B (as the shareholders of Party C) and Party C hereby covenant as follows:

2.1.1	未经甲方的事先书面同意，不以任何形式补充、更改或修订丙方章程和规章，增加或减少其注册资本，或以其他方式改变其注册资本结构；
Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2	按照良好的财务和商业标准及惯例，保持其公司的存续，审慎地及有效地经营其业务和处理其事务；
They shall maintain Party C's corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3	未经甲方的事先书面同意，不在本合同签署之日起的任何时间出售、转让、抵押或以其他方式处置丙方的任何资产、业务或收入的合法或受益权益，或允许在其上设置任何担保权益的产权负担；
Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4	未经甲方的事先书面同意，不发生、继承、保证或允许存在任何债务，但(i)在正常业务过程中而不是通过贷款产生的债务；和(ii)已向甲方披露并得到甲方书面同意的债务除外；
Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

2.1.5	一直在正常业务过程中经营丙方的所有业务，以保持丙方的资产价值，不进行可能影响其经营状况和资产价值的任何作为/不作为；
They shall always operate all of Party C's businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C's operating status and asset value;

2.1.6	未经甲方的事先书面同意，不得促使丙方签订任何重大合同，但在正常业务过程中签订的合同除外(就本段而言，如果一份合同的价值超过人民币伍拾万元，即被视为重大合同)；
Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB 500,000 shall be deemed a major contract);

2.1.7	未经甲方的事先书面同意，不得促使丙方向任何人提供贷款或信贷；
Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8	应甲方的要求，向其提供所有关于丙方的营运和财务状况的资料；
They shall provide Party A with information on Party C's business operations and financial condition at Party A's request;

2.1.9	如甲方提出要求，应从甲方接受的保险公司处购买和持有有关丙方资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；
If requested by Party A, they shall procure and maintain insurance in respect of Party C's assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10	未经甲方的事先书面同意，不得促使或允许丙方与任何人合并或联合，或对任何人进行收购或投资；
Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11	应将发生的或可能发生的与丙方资产、业务或收入有关的任何诉讼、仲裁或行政程序立即通知甲方；
They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C's assets, business or revenue;

2.1.12	为保持丙方对其所有资产的所有权，应签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的申诉或对所有索偿进行必要和适当的抗辩；
To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13	未经甲方事先书面同意，应确保丙方不得以任何形式派发股息予其股东，但一经甲方书面要求，丙方应立即将所有可分配利润分配给其股东；及
Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A's written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14	应甲方的要求，应委任由其指定的任何人士担任丙方的董事。
At the request of Party A, they shall appoint any persons designated by Party A as directors of Party C.

2.2	乙方和丙方的承诺
Covenants of Party B and Party C

乙方在此承诺：
Party B hereby covenants as follows:

2.2.1	未经甲方的事先书面同意，乙方不得出售、转让、抵押或以其他方式处置其拥有的丙方的股权的任何合法或受益权益，或允许在其上设置任何担保权益的产权负担，但根据乙方股权质押合同在该股权上设置的质押则除外；
Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B's Share Pledge Agreement;

2.2.2	乙方应促使丙方股东会和/或董事会不批准在未经甲方的事先书面同意的情况下，出售、转让、抵押或以其他方式处置乙方拥有的丙方的股权的任何合法或受益权益，或允许在其上设置任何担保权益的产权负担，但根据乙方股权质押合同在该股权上设置的质押则除外；
Party B shall cause the shareholders' meeting and/or the board of directors of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B's Share Pledge Agreement;

2.2.3	乙方应促使丙方股东会或董事会不批准在未经甲方的事先书面同意的情况下，与任何人合并或联合，或对任何人进行收购或投资；
Party B shall cause the shareholders' meeting or the board of directors of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4	乙方应将发生的或可能发生的关于其拥有的丙方的股权的任何诉讼、仲裁或行政程序立即通知甲方；
Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5	乙方应促使丙方股东会或董事会表决其批准本合同规定的被购买的股权的转让并采取甲方可能要求的任何及所有其他行动；
Party B shall cause the shareholders' meeting or the board of directors of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6	为保持其对丙方的股权的所有权，乙方应签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的申诉或对所有索偿进行必要和适当的抗辩；
To the extent necessary to maintain Party B's ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7	应甲方的要求，乙方应委任由其指定的任何人士出任丙方的董事；
Party B shall appoint any designee of Party A as director of Party C, at the request of Party A;

2.2.8	应甲方随时要求，乙方应根据本合同项下的股权购买权向甲方的被指定人立即和无条件地转让其在丙方的股权，并且乙方在此放弃其对由丙方的另一现有股东进行股权转让的优先购买权（如有）；及
At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A's Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal to the share transfer by the other existing shareholder of Party C (if any); and

2.2.9	乙方应严格遵守本合同及乙方、丙方与甲方共同或分别签订的其他合同的规定，履行本合同及其他合同项下的义务，并不进行可能影响其有效性和可强制执行性的任何作为/不作为。如果乙方对于本合同项下或本合同各方签署的股权质押合同项下或乙方签署的授权委托书项下的股权拥有任何剩余权利，除非根据甲方书面指示，否则乙方不得行使该等权利。
Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Share Pledge Agreement among the same parties hereto or under the Power of Attorney executed by Party B, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

2.3	甲、乙、丙三方的承诺
Covenants of Party A, Party B and Party C

2.3.1	在乙方和丙方履行其各自在本协议项下的义务和承诺，以及乙方和丙方各自在本协议项下的声明和保证仍然真实、有效的前提下，甲方、乙方和丙方同意并相互承诺，甲方将以法律允许的方式承担和享有丙方在其正常运营及业务发展过程中发生的全部风险和收益。
Under the condition that: (i) Party B and Party C have performed their respective obligations and covenants under this Agreement, and (ii) the respective representations and warranties of party B and Party C are still true, accurate and effective, Party A, Party B and Party C agree and covenant to each other that Party A shall have the right to bear and enjoy (as the case maybe), by any means that are allowed by the applicable law, all risks incurred by and profits generated from the ordinary operation and business development of Party C.

3.	陈述和保证
Representations and Warranties

乙方和丙方特此在本合同签署之日和被购买的股权的每一个转让日向甲方共同及分别陈述和保证如下：

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1	其具有授权签订和交付本合同和其为一方的、关于在其项下将被转让的被购买的股权的任何股权转让合同(各称为“转让合同”)，并履行其在本合同和任何转让合同项下的义务。乙方和丙方同意在甲方行使股权购买权时，签署与本合同条款一致的转让合同。本合同和其是一方的转让合同构成或将构成其合法、有效及具有约束力的义务并应按照其条款针对其可强制执行；
They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are a party concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are a party constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2
无论是本合同或任何转让合同的签署和交付还是本合同或任何转让合同项下的义务均不得：(i)导致对中国的任何适用法律的任何违反；(ii)与丙方章程、规章或其他组织文件相抵触；(iii)导致对其是一方或对其有约束力的任何合同或文书的违反，或者构成其是一方或对其有约束力的任何合同或文书项下的任何违约；(iv)导致对向其任何一方颁发的任何执照或许可的授予和/或继续生效的任何条件的任何违反；或(v)导致向其任何一方颁发的任何执照或许可的中止或撤销或施加附加条件；

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3	乙方对其在丙方拥有的股权拥有良好和可出售的所有权。除乙方的股权质押合同外，乙方在该等股权上没有设置任何担保权益；
Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B's Share Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4	丙方对其所有资产拥有良好和可出售的所有权，并且在上述资产上没有设置任何担保权益；
Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5	丙方没有任何未偿还债务，但(i)在正常业务过程中发生的债务；及(ii)已向甲方披露并得到甲方书面同意的债务除外；
Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

3.6	丙方遵守适用于资产收购的中国所有法律和法规；及
Party C has complied with all laws and regulations of China applicable to asset acquisitions; and

3.7	没有悬而未决的或可能发生的与在丙方的股权、丙方资产或丙方有关的诉讼、仲裁或行政程序。
There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4.	生效日
Effective Date

本合同应于各方签署本合同之日生效，有效期10年，甲方可以选择续期。
This Agreement shall become effective upon the date hereof, and remain effective for a term of 10 years, and may be renewed at Party A's election.

5.	管辖法律和争议解决
Governing Law and Resolution of Disputes

5.1	管辖法律
Governing law

本合同的签署、生效、解释、履行、修改和终止以及本合同项下争议的解决应受中国正式公布并可公开得到的法律管辖。对于中国正式公布并可公开得到的法律的未尽事宜，应受国际法律原则和惯例管辖。
The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2	争议的解决方法
Methods of Resolution of Disputes

如果因解释和履行本合同发生任何争议，各方应首先通过友好协商解决争议。如果在任何一方要求其他各方通过协商解决争议后30天之内各方未能就该等争议的解决达成一致，任何一方可向有管辖权的中华人民共和国人民法院提起诉讼。
In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, any Party may file a lawsuit with a jurisdictional people’s court in the People’s Republic of China.

6.	税款和费用
Taxes and Fees

每一方均应根据中国法律就编制和签署本合同和转让合同以及完成本合同和转让合同项下规定的交易支付由该一方发生的或对该一方征收的任何和所有转让和注册税款、花费和费用。
Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.	通知
Notices

7.1	根据本合同所要求或允许发出的所有通知和其他通信应通过专人递送或者通过邮资预付挂号信、商业快递服务或传真发到该等一方的下列地址。每份通知还应再以电子邮件发送一份确认件。该等通知视为有效送达的日期应按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below.  A confirmation copy of each notice shall also be sent by email.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1	通知如果是通过专人递送、快递服务或邮资预付挂号信发出的，则应视为在通知的指定收件地址于发送或拒收之日有效送达。
Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

7.1.2	通知如果是通过传真发出的，则应视为于成功传送之日有效送达（应以自动生成的传送确认信息为证）。
Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2	为通知的目的，各方地址如下：
For the purpose of notices, the addresses of the Parties are as follows:

甲方：	齐齐哈尔德利企业管理咨询有限公司
Party A:	Qiqihar Deli Enterprise Management Consulting Co., Ltd.
地址：	黑龙江省齐齐哈尔市富拉尔基区科研办事处全合台跃进路北
Address:	North Side of Yuejin Road, Quanhetai, R&D Regional, Fulaerji District, Qiqihar, Heilongjiang province, China
收件人：	高海峰
Attn:	Gao Haifeng
电话：	0452-6919150
Phone:	0452-6919150
传真：	0452-6919150
Fax:	0452-6919150

乙方：	张立
Party B:	Zhang Li
电话：	0452-6876655

Phone:	0452-6876655
乙方：	刘玉华
Party B:	Liu Yuhua
电话：	0452-6876655
Phone:	0452-6876655

丙方：	齐齐哈尔市富尔农艺有限公司
Party C:	Qiqihar Fuer Agronomy Inc.
地址：	黑龙江省齐齐哈尔市富拉尔基区科研办事处开发区内纬二路北
Address:	North Neiwei Road 2, R&D Regional, Fulaerji District, Qiqihaer, Heilongjiang Province
收件人：	张立
Attn:	Zhang Li
电话：	0452-6876655
Phone:	0452-6876655
传真：	0452-6876655
Facsimile:	0452-6876655

7.3	任何一方均可按本条条款通过向其他各方发出通知随时更改其通知的收件地址。
Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

8.	保密责任
Confidentiality

各方承认，其就本合同而交换的任何口头或书面资料均属机密资料。每一方均应对所有该等资料予以保密，而在未得到其他各方书面同意前，其不得向任何第三方披露任何有关资料，除下列情况外：(a)公众知悉或将会知悉该等资料(但这并非由接受资料之一方向公众披露)；(b)适用法律或任何证券交易所的规则或规定要求披露之资料；或(c)由任何一方就本合同项下所规定的交易需向其法律顾问或财务顾问披露之资料，而该法律顾问或财务顾问亦需受与本条中义务相类似之保密义务约束。任何一方所雇用的工作人员或机构对任何保密资料的披露均应被视为该等一方对该等保密资料的披露，该一方应对违反本合同承担法律责任。无论本合同以任何理由终止，本条应继续有效。

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving Party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this Section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9.	进一步保证
Further Warranties

各方同意迅速签署为执行本合同的各项规定和目的而合理需要的或对其有利的文件，以及采取为执行本合同的各项规定和目的而合理需要的或对其有利的进一步行动。
The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.	其他
Miscellaneous

10.1	修订、更改与补充
Amendment, change and supplement

对本合同作出的任何修订、更改与补充，均须经所有各方签署书面协议。
Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.2	完整合同
Entire agreement

除了在本合同签署后所作出的书面修订、补充或更改以外，本合同应构成本合同各方就本合同标的物所达成的完整协议，并应取代在此之前就本合同标的物所达成的所有口头和书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

10.3	标题
Headings

本合同的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本合同的规定的含义。
The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4	语言
Language

本合同以中文和英文书就，一式三份，每一方各持一份，具有同等的法律效力；中文版本和英文版本如有冲突，应以中文版本为准。
This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5	可分割性
Severability

如果本合同有一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可强制执行，则本合同其余规定的有效性、合法性或可强制执行性不应在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代该等无效、不合法或不可强制执行的规定，而该等有效的规定所产生的经济效果应尽可能与该些无效、不合法或不可强制执行的规定所产生的经济效果相似。
In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

10.6	继任者
Successors

本合同对各方各自的继任者和该等各方所允许的受让方应具有约束力并应对其有利。
This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7	继续有效
Survival

10.7.1	本合同期满或提前终止前因本合同而发生的或到期的任何义务在本合同期满或提前终止后应继续有效。
Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2	第5、7、8条和本第10.8条的规定在本合同终止后应继续有效。
The provisions of Sections 5, 7, 8 and this Section 10.8 shall survive the termination of this Agreement.

10.8	弃权
Waivers

任何一方均可以对本合同的条款和条件作出弃权，但该等弃权必须经书面作出并须经各方签字。任何一方在某种情况下就其他各方的违约所作出的弃权不应被视为该等一方在其他情况下就类似的违约作出弃权。
Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

(下接签字页)
（The next page is for execution only）

有鉴于此，各方已促使其授权代表于文首所述日期签署了本独家购买权合同，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

甲方：	齐齐哈尔德利企业管理咨询有限公司
Party A:	Qiqihar Deli Enterprise Management Consulting Co., Ltd.

签署：
By:
姓名：	高海峰
Name:	Gao Hai Feng
职务：	总经理
Title:	General Manager

乙方：	张立
Party B:	Zhang Li

签署：
By:

乙方：	刘玉华
Party B:	Liu Yuhua

签署：
By:

丙方：	齐齐哈尔市富尔农艺有限公司
Party C:	Qiqihar Fuer Agronomy Inc.

签署：
By:
姓名：	张立
Name:	Zhang Li
职务：	董事长
Title:	Director